UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2024

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 29, 2024, APi Group Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule III thereto (collectively, the “Underwriters”), Juno Lower Holdings L.P., a Delaware limited partnership (“Juno Lower Holdings”), FD Juno Holdings L.P., a Delaware limited partnership (“FD Juno Holdings”, and together with Juno Lower Holdings, the “Blackstone Selling Stockholders”), Viking Global Equities Master Ltd., a Cayman Islands exempted company (“VGEM”), and Viking Global Equities II LP, a Delaware limited partnership (“VGE II”, and together with VGEM, the “Viking Selling Stockholders” and collectively with the Blackstone Selling Stockholders, the “Selling Stockholders”), relating to the underwritten secondary public offering (the “Offering”) of 10,569,106 shares of the Company’s common stock, par value $0.0001 per share (the “Firm Shares”) offered by the Selling Stockholders, at a public offering price of $34.25 per share. In addition, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an aggregate of 1,585,365 additional shares (the “Option Shares” and together with the Firm Shares, the “Shares”) of the Company’s common stock held by the Selling Stockholders. On March 1, 2024, the Underwriters exercised their option to purchase the Option Shares in full. On March 5, 2024, the Offering closed and the Selling Stockholders sold an aggregate of 12,154,471 Shares. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders in the Offering.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholders, and also provides for customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. In addition, pursuant to the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to sell, offer, pledge or otherwise dispose of any shares of the Company’s common stock or securities convertible into shares of the Company’s common stock for a period of 90 days from the date of the Underwriting Agreement, and to cause its executive officers, directors and certain of its stockholders to agree to lock-up provisions for a period of 90 days. The Selling Stockholders also agreed, subject to certain exceptions, to a 90-day lock-up on all shares of the Company’s common stock owned by them other than Shares sold in the Offering. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-261985) previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement related to the Offering was filed with the SEC on February 28, 2024, and on March 4, 2024, a final prospectus supplement related to the Offering was filed with the SEC.

Certain of the Underwriters or their respective affiliates have, from time to time, performed, and may in the future perform, various commercial banking, investment banking and advisory services for the Company and its affiliates, for which they have received (or may in the future receive) customary fees and expenses. Affiliates of certain of the Underwriters are agents and/or lenders under the Company’s credit agreement dated October 1, 2019, as amended.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Underwriting Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion, including the related consent of Greenberg Traurig, P.A. relating to the legality of the sale of the Shares in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

On March 5, 2024, the Company filed with the Delaware Secretary of State a Certificate of Elimination of 5.5% Series B Perpetual Convertible Preferred Stock of the Company (the “Certificate of Elimination”) which eliminated all matters set forth in the Certificate of Designation of 5.5% Series B Perpetual Convertible Preferred Stock from the Company’s certificate of incorporation. As previously announced, all shares of 5.5% Series B Perpetual Convertible Preferred Stock (the “Series B Preferred Stock”) were converted into shares of common stock on February 28, 2024 and no shares of Series B Preferred Stock remain outstanding.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2024, the Company filed the Certificate of Elimination with the Delaware Secretary of State. A copy of the Certificate of Elimination is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2024, the Company issued a press release announcing the Offering, a copy of which is furnished herewith as Exhibit 99.1.

On February 29, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished herewith as Exhibit 99.2.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Elimination of 5.5% Series B Perpetual Convertible Preferred Stock

5.1	Opinion of Greenberg Traurig, P.A. relating to the Offering.

10.1	Underwriting Agreement, dated February 29, 2024, by and among APi Group Corporation, UBS Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters named in Schedule III thereto, and Juno Lower Holdings L.P., FD Juno Holdings L.P., Viking Global Equities Master Ltd., and Viking Global Equities II LP, as selling stockholders.

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1).

99.1	Press release issued by APi Group Corporation on February 28, 2024, announcing the Offering.

99.2	Press release issued by APi Group Corporation on February 29, 2024, announcing the pricing of the Offering.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Kevin S. Krumm
Name Kevin S. Krumm
Title: Chief Financial Officer

Date: March 5, 2024